UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2005

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2005, the registrant entered into an amendment to its lease for its corporate headquarters in San Diego. The lease amendment with TPSC IV LLC, the landlord for its San Diego facility, provides for the deferral of approximately $3.2 million of the monthly rent payments by reducing the monthly payments during the period commencing October 1, 2005 and ending September 30, 2007 and increasing the aggregate monthly payments by the deferred amount for the remaining term of the lease, from October 1, 2007 to September 30, 2012. The total obligation under the lease remains unchanged.

In connection with the lease amendment, on September 9, 2005, the registrant issued in a private placement to a designee of the landlord a warrant to purchase 150,000 shares of the registrant’s common stock with an exercise price of $0.88 per share. The warrant has a ten year term. Neither the warrant nor the shares of common stock issuable upon exercise of the warrant have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. In connection with the issuance of the Warrant, the registrant relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(2) thereof and Rule 506 of Regulation D thereunder.

The description of the lease amendment and warrant set forth above are qualified in their entirety by reference to the actual terms of the lease amendment and warrant, which are filed as Exhibits 99.1 and 99.2 to this current report and are incorporated herein by this reference.

On September 12, 2005, the registrant and Dr. Charles R. Cantor, the registrant’s chief scientific officer and a member of the board of directors of the registrant, amended Dr. Cantor’s employment agreement effective September 15, 2005, to reduce Dr. Cantor’s base salary to $288,000. The description of the amendment is qualified in its entirety by reference to the actual terms of the amendment, which is filed as Exhibit 99.3 to this current report and is incorporated herein by this reference.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On September 8, 2005, the registrant’s board of directors approved a corporate restructuring plan to reorganize its operations and reduce its headcount. The plan includes reducing the current headcount by almost 30%. The company expects to incur a pre-tax charge of approximately $1.0 million in the third quarter of 2005 related to severance and other related costs.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 8, 2005, Stephen L. Zaniboni informed the registrant that he intends to resign from his position as the registrant’s chief financial officer by December 31, 2005. The registrant and Mr. Zaniboni are currently working on a succession plan and discussing the specific timing and other details of his departure.

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Item 8.01. Other Events.

As described in Item 2.05 of this current report, on September 14, 2005, the registrant announced a corporate restructuring plan to reorganize its operations to increase organizational effectiveness, reduce its operating expenses and reduce its headcount. On September 14, 2005, the registrant also announced a strategy intended to position the registrant for long-term growth. The strategy focuses on potential growth in the registrant’s core genetic analysis business and leveraging its MassARRAY® technology and strong intellectual property position for analyzing nucleic acids by mass spectrometry. The registrant announced that it intends to expand its genotyping business by capitalizing on the strength of its iPLEX™ multiplexing assay, which substantially reduces the cost per genotype in fine mapping studies. The registrant also announced that it plans to launch several new applications for use with its MassARRAY system within the next year. The registrant believes these new applications developed to address opportunities in the research markets will also address potential opportunities in the molecular diagnostics markets. The registrant announced four key components of its strategy, which includes: (1) leveraging its strengths to pursue growth opportunities in the genetic analysis and molecular diagnostics markets; (2) reducing operating expenses and increasing organizational effectiveness; (3) evolving the registrant’s corporate culture to be more responsive to market needs; and (4) securing an improved financial position.

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this current report on Form 8-K, including without limitation statements regarding the registrant’s restructuring plan, including the lease payment deferral, the anticipated reduction of ongoing operating expenses and the expected restructuring costs, statements regarding the departure of the registrant’s chief financial officer, and the statements regarding increased organizational effectiveness, securing an improved financial position, potential long-term growth, expansion of the registrant’s genetic analysis business, the strength of the registrant’s iPLEX™ multiplexing assay, potential new applications for the MassARRAY system, and the registrant’s ability to be more responsive to market needs and pursue opportunities in the genetic analysis and molecular medicine markets, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with the registrant’s ability to implement the restructuring plan to the extent currently anticipated, possible changes in the size and components of the operating expense reductions, the impact of personnel reductions on product development efforts, the company’s ability to improve its financial position, project accurately cost savings and general economic conditions, and the risks and uncertainties associated with developing and commercializing any new technology or products, pursuing new potential markets and executing on a business strategy, and other risks detailed from time to time in the registrant’s SEC filings, including the registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and most recent Quarterly Report on Form 10-Q. These forward-looking statements are based on current information that is likely to change and speak only as of the date hereof.

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Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Amendment Number One to Lease dated March 29, 2000 by and between the registrant and TPSC IV LLC dated September 9, 2005.

99.2	Common Stock Warrant dated September 9, 2005 issued to Kwacker, Ltd.

99.3	Employment Agreement Amendment dated September 12, 2005 by and between the registrant and Dr. Charles R. Cantor.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

	By:	/s/ Stephen L. Zaniboni
Date: September 14, 2005		Stephen L. Zaniboni
Chief Financial Officer

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INDEX TO EXHIBITS

99.1	Amendment Number One to Lease dated March 29, 2000 by and between the registrant and TPSC IV LLC dated September 9, 2005.

99.2	Common Stock Warrant dated September 9, 2005 issued to Kwacker, Ltd.

99.3	Employment Agreement Amendment dated September 12, 2005 by and between the registrant and Dr. Charles R. Cantor.

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